Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

FIRST QUARTER 2013 RESULTS

SANTA MONICA, CALIFORNIA, May 2, 2013 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three-month period ended March 31, 2013.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7. Unaudited financial highlights are as follows:

	Three-Month Period Ended March 31,
	2013	2012	% Change
Net revenue	$49,087	$46,524	6%
Operating expenses (1)	31,908	31,006	3%
Corporate expenses (2)	4,497	3,881	16%

Consolidated adjusted EBITDA (3)	13,380	11,624	15%

Free cash flow (4)	$3,438	$1,444	138%
Free cash flow per share (4)	$0.04	$0.02	100%

Net income (loss) applicable to common stockholders	$(957)	$(3,395)	(72)%

Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.01)	$(0.04)	(75)%

Weighted average common shares outstanding, basic and diluted	86,459,017	85,806,080

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.2 million and $0.1 million of non-cash stock-based compensation for the three-month periods ended March 31, 2013 and 2012, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets, gain (loss) on debt extinguishment and other income (loss).
(2)	Corporate expenses include $0.7 million and $0.1 million of non-cash stock-based compensation for the three-month periods ended March 31, 2013 and 2012, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense, and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $324 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), and less interest income. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the first quarter, we achieved revenue growth driven by increases in both our television and radio segments. Core revenue (excluding retransmission consent revenue and political advertising revenue) from our television and radio segments outperformed their respective industry averages, and we improved our free cash flow over the first quarter of 2012. Our audience shares remain strong in the nation’s most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience.”

Financial Results

Three-Month Period Ended March 31, 2013 Compared to Three-Month Period Ended

March 31, 2012

(Unaudited)

	Three-Month Period Ended March 31,
	2013	2012	% Change
Net revenue	$49,087	$46,524	6%
Operating expenses (1)	31,908	31,006	3%
Corporate expenses (1)	4,497	3,881	16%
Depreciation and amortization	3,955	4,347	(9)%

Operating income (loss)	8,727	7,290	20%
Interest expense, net	(7,777)	(9,096)	(15)%

Income (loss) before income taxes	950	(1,806)	NM

Income tax (expense) benefit	(1,907)	(1,589)	20%

Net income (loss)	$(957)	$(3,395)	(72)%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $49.1 million for the three-month period ended March 31, 2013 from $46.5 million for the three-month period ended March 31, 2012, an increase of $2.6 million. Of the overall increase, $1.8 million came from our television segment and was primarily attributable to an increase in local advertising revenue and an increase in retransmission consent revenue. Additionally, $0.8 million of the overall increase came from our radio segment and was primarily attributable to an increase in national advertising revenue.

Operating expenses increased to $31.9 million for the three-month period ended March 31, 2013 from $31.0 million for the three-month period ended March 31, 2012, an increase of $0.9 million. The increase was primarily attributable to an increase in expenses associated with the increase in net revenue and an increase in salary expense, partially offset by a decrease in bad debt expense.

Corporate expenses increased to $4.5 million for the three-month period ended March 31, 2013 from $3.9 million for the three-month period ended March 31, 2012, an increase of $0.6 million. The increase was primarily attributable to an increase in non-cash stock-based compensation expense.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period Ended March 31,
	2013	2012	% Change
Net Revenue
Television	$34,952	$33,164	5%
Radio	$14,135	$13,360	6%

Total	$49,087	$46,524	6%

Operating Expenses (1)
Television	$18,914	$18,535	2%
Radio	12,994	12,471	4%

Total	$31,908	$31,006	3%

Corporate Expenses (1)	$4,497	$3,881	16%

Consolidated adjusted EBITDA (1)	$13,380	$11,624	15%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2013 first quarter results on May 2, 2013 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Latino consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s UniMas network, with television stations in 19 of the nation’s top 50 Latino markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 49 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Latino broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets

(In thousands)

	March 31, 2013	December 31, 2012
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$32,315	$36,130
Trade receivables	46,361	48,030
Prepaid expenses and other current assets	4,960	4,245

Total current assets	83,636	88,405
Property and equipment, net	60,042	61,435
Intangible assets subject to amortization, net	21,714	22,349
Intangible assets not subject to amortization	220,701	220,701
Goodwill	36,647	36,647
Other assets	8,072	8,514

Total assets	$430,812	$438,051

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$200	$150
Advances payable, related parties	118	118
Accounts payable and accrued expenses	29,855	39,158

Total current liabilities	30,173	39,426
Long-term debt, less current maturities	340,748	340,664
Other long-term liabilities	7,180	7,359
Deferred income taxes	47,043	45,201

Total liabilities	425,144	432,650

Stockholders’ equity
Class A common stock	6	5
Class B common stock	2	2
Class U common stock	1	1
Additional paid-in capital	932,037	930,814
Accumulated deficit	(926,378)	(925,421)

Total stockholders’ equity	5,668	5,401

Total liabilities and stockholders’ equity	$430,812	$438,051

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period Ended March 31,
	2013	2012
Net revenue	$49,087	$46,524

Expenses:
Direct operating expenses	24,225	21,634
Selling, general and administrative expenses	7,683	9,372
Corporate expenses	4,497	3,881
Depreciation and amortization	3,955	4,347

	40,360	39,234

Operating income (loss)	8,727	7,290
Interest expense	(7,784)	(9,100)
Interest income	7	4

Income (loss) before income taxes	950	(1,806)
Income tax (expense) benefit	(1,907)	(1,589)

Net income (loss) applicable to common stockholders	$(957)	$(3,395)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.01)	$(0.04)

Weighted average common shares outstanding, basic and diluted	86,459,017	85,806,080

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period Ended March 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$(957)	$(3,395)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,955	4,347
Deferred income taxes	1,842	1,106
Amortization of debt issue costs	455	563
Amortization of syndication contracts	151	193
Payments on syndication contracts	(325)	(467)
Non-cash stock-based compensation	872	261
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	1,916	3,269
(Increase) decrease in prepaid expenses and other assets	(828)	(644)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(8,692)	(11,539)

Net cash provided by (used in) operating activities	(1,611)	(6,306)

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(2,555)	(1,164)

Net cash provided by (used in) investing activities	(2,555)	(1,164)

Cash flows from financing activities:
Proceeds from issuance of common stock	351	—
Payments of deferred debt and offering costs	—	(80)

Net cash provided by (used in) financing activities	351	(80)

Net increase (decrease) in cash and cash equivalents	(3,815)	(7,550)
Cash and cash equivalents:
Beginning	36,130	58,719

Ending	$32,315	$51,169

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period Ended March 31,
	2013	2012
Consolidated adjusted EBITDA (1)	$13,380	$11,624

Interest expense	(7,784)	(9,100)
Interest income	7	4
Income tax (expense) benefit	(1,907)	(1,589)
Amortization of syndication contracts	(151)	(193)
Payments on syndication contracts	325	467
Non-cash stock-based compensation included in direct operating expenses	(184)	(13)
Non-cash stock-based compensation included in selling, general and administrative expenses	—	(109)
Non-cash stock-based compensation included in corporate expenses	(688)	(139)
Depreciation and amortization	(3,955)	(4,347)

Net income (loss)	(957)	(3,395)

Depreciation and amortization	3,955	4,347
Deferred income taxes	1,842	1,106
Amortization of debt issue costs	455	563
Amortization of syndication contracts	151	193
Payments on syndication contracts	(325)	(467)
Non-cash stock-based compensation	872	261
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	1,916	3,269
(Increase) decrease in prepaid expenses and other assets	(828)	(644)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(8,692)	(11,539)

Cash flows from operating activities	$(1,611)	$(6,306)

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(In thousands; unaudited)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period Ended March 31,
	2013	2012
Consolidated adjusted EBITDA (1)	$13,380	$11,624
Net interest expense (1)	7,322	8,533
Cash paid (refunded) for income taxes	65	483
Capital expenditures (2)	2,555	1,164

Free cash flow (1)	3,438	1,444

Capital expenditures (2)	2,555	1,164
Amortization of debt issue costs	(455)	(563)
Non-cash income tax expense	(1,842)	(1,106)
Amortization of syndication contracts	(151)	(193)
Payments on syndication contracts	325	467
Non-cash stock-based compensation included in direct operating expenses	(184)	(13)
Non-cash stock-based compensation included in selling, general and administrative expenses	—	(109)
Non-cash stock-based compensation included in corporate expenses	(688)	(139)
Depreciation and amortization	(3,955)	(4,347)

Net income (loss)	$(957)	$(3,395)

(1)	Consolidated adjusted EBITDA, net interest expense, and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.